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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 29549
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                                    Form 8-K
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                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):          May 3, 2006
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                                  First Bancorp
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             (Exact Name of Registrant as Specified in its Charter)

       North Carolina                0-15572                 56-1421916
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(State or Other Jurisdiction       (Commission            (I.R.S. Employer
     of Incorporation)             File Number)        Identification Number)


   341 North Main Street, Troy, North
                Carolina                                     27371
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(Address of Principal Executive Offices)                   (Zip Code)


                                 (910) 576-6171
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former Name or Former Address, if changed since last report)


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                                  First Bancorp
                                      INDEX

                                                                      Page
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Item Item 8.01 - Other Events                                            3

Item 9.01 - Financial Statements and Exhibits                            3

Signatures                                                               4

Exhibit 99.1 News Release dated May 4, 2006                              5

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Item 8.01 - Other Events

     On May 4, 2006, the Registrant issued a news release to announce the results of its Annual Meeting of Shareholders held on May 3, 2006. It was noted that the proposed slate of 18 directors was elected and that Elliott Davis, PLLC, had been ratified as the Registrant's independent registered independent public accounting firm for 2006. Also, Mr. Garner, the President and Chief Executive Officer, made a presentation at the meeting in which he noted that the Registrant had plans to expand into Brunswick County, North Carolina.

Item 9 - Financial Statements and Exhibits

(d)  Exhibits

     Exhibit No.           Exhibit Title

     99.1                  Press Release Dated May 4, 2006


Disclosures About Forward Looking Statements

     The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as "expects," "anticipates," "believes," "estimates," "plans," "projects," or other statements concerning opinions or judgments of the Company and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Company's customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions.

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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           First Bancorp


        May 4, 2006                  By:   /s/ James H. Garner
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                                           James H. Garner
                                           President and Chief Executive Officer

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